SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017

DISCOVERY ENERGY CORP.
(Exact name of registrant as specified in its Charter)

Nevada	000-53520	98-0507846
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Riverway Drive, Suite 1700 Houston, Texas 77056 713-840-6495
(Address and telephone number of principal executive offices, including zip code)

________________________
(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

item 7.01	Regulation FD Disclosure.

Discovery Energy Corp. (the "Company") has prepared a press release reporting on some of its recent and prospective financing activities. A copy of this press release is attached to this Form 8-K as Exhibit 99.1. In the future, this press release may be disseminated through certain public channels and may be given to certain persons.

The information in this Item and in Exhibit 99.1 is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supersedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Exhibit Title

99.1	Press Release of Discovery Energy Corp. dated May 8, 2017 entitled "DISCOVERY ENERGY ANNOUNCES FINANCING DEAL."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Energy Corp.,
(Registrant)

Date: May 9, 2017	By:	/s/ Keith J. McKenzie
Keith J. McKenzie,
Chief Executive Officer

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